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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                        CREDIT SUISSE INSTITUTIONAL FUND

                         Small Company Growth Portfolio
                                Value Portfolio
                 Warburg Pincus Post-Venture Capital Portfolio

The following information supersedes certain information in the fund's Prospectus and Statement of Additional Information.

Effective on or about December 12, 2001, the following changes will be implemented for the portfolios:

PORTFOLIO CLOSING

For the Warburg Pincus Post-Venture Capital Portfolio only:

- The portfolio will be closed to new investments, except for reinvestments of dividends. Shareholders as of the close of business on December 12, 2001 may continue to hold their shares but will be unable to add to their accounts. Although no further shares can be purchased, shareholders can redeem their shares through any of the methods described in the Prospectus.

NAME CHANGES

The portfolios set forth below will be renamed as follows:

          CURRENT NAME                       NEW NAME
          ------------                       --------
- Small Company Growth Portfolio   Small Cap Growth Portfolio
- Value Portfolio                  Large Cap Value Portfolio

POLICY CHANGE

For the Value Portfolio only:

- The portfolio will implement a policy of investing at least 65% of its assets in equity securities of U.S. companies with large market capitalizations, which is defined as companies with market capitalizations equal to or greater than the smallest company in the Russell 1000 Index.

Dated: November 8, 2001                                            CSINU-16-1101